UACSC 97-D
                    UNION ACCEPTANCE CORPORATION
                             (Servicer)
                       MONTH ENDING 12/31/97

PRINCIPAL BALANCE RECONCILIATION                                              D O L L A R S
                                               CLASS A-1        CLASS A-2        CLASS A-3      CLASS A-4
                                             -------------    -------------    -------------   -------------
Original Principal Balance                   33,250,000.00    71,250,000.00    31,925,000.00   44,725,000.00
Beginning Period Principal Balance           29,008,858.07    71,250,000.00    31,925,000.00   44,725,000.00
Principal Collections - Scheduled Payments    3,110,685.12             0.00             0.00            0.00
Principal Collections - Payoffs               3,746,325.59             0.00             0.00            0.00
Principal Withdrawal from Payahead                2,189.79             0.00             0.00            0.00
Gross Principal Charge Offs                       1,749.80             0.00             0.00            0.00
Repurchases                                           0.00             0.00             0.00            0.00
                                             -------------    -------------    -------------   -------------
Ending Balance                               22,147,907.77    71,250,000.00    31,925,000.00   44,725,000.00
                                             =============    =============    =============   =============

Certificate Factor                               0.6661025        1.0000000        1.0000000       1.0000000
Pass Through Rate                                   6.4507%          6.2000%          6.2600%         6.280%


PRINCIPAL BALANCE RECONCILIATION                                                            NUMBERS
                                                CLASS A-5          TOTAL CLASS A's
                                              -------------         --------------           ------
Original Principal Balance                    22,997,164.67         204,147,164.67           17,123
Beginning Period Principal Balance            22,997,164.67         199,906,022.74           16,886
Principal Collections - Scheduled Payments             0.00           3,110,685.12
Principal Collections - Payoffs                        0.00           3,746,325.59              366
Principal Withdrawal from Payahead                     0.00               2,189.79
Gross Principal Charge Offs                            0.00               1,749.80
Repurchases                                            0.00                   0.00                2
                                              -------------         --------------           ------
Ending Balance                                22,997,164.67         193,045,072.44           16,518
                                              =============         ==============           ======

Certificate Factor                                1.0000000              0.9456172
Pass Through Rate                                    6.410%                 6.2914%


CASH FLOW RECONCILIATION
Principal Wired                                                                                 6,885,918.41
Interest Wired                                                                                  2,206,467.56
Withdrawal from Payahead Account                                                                    3,322.09
Repurchases (Principal and Interest)                                                                    0.00
Charge Off Recoveries                                                                                 (15.00)
Interest Advances                                                                                  21,206.48
Certificate Account Interest Earned                                                                25,661.19
Spread Account Withdrawal                                                                               0.00
Class A Surety Bond Draw for Class I
     Interest                                                                                           0.00
Class A Surety Bond Draw for Class A
     Principal or Interest                                                                              0.00
                                                                                              --------------
Total Cash Flow                                                                                 9,142,560.73
                                                                                              ==============


TRUSTEE DISTRIBUTION  (1/08/98)

Total Cash Flow                                                                                 9,142,560.73
Unrecovered Advances on Defaulted ReceivableS                                                           0.00
Servicing Fee (Due and Unpaid)                                                                          0.00
Interest to Class A-1 Certificateholders                                                          161,137.52
Interest to Class A-2 Certificateholders                                                          368,125.00
Interest to Class A-3 Certificateholders                                                          166,542.08
Interest to Class A-4 Certificateholders                                                          234,060.83
Interest to Class A-5 Certificateholders                                                          122,843.19
Interest to Class I Certificateholders                                                            201,831.17
Principal to Class A-1 Certificateholders                                                       6,860,950.30
Principal to Class A-2 Certificateholders                                                               0.00
Principal to Class A-3 Certificateholders                                                               0.00
Principal to Class A-4 Certificateholders                                                               0.00
Principal to Class A-5 Certificateholders                                                               0.00
Surety Bond Premium                                                                                24,934.99
Interest Advance Recoveries from Payments                                                           6,763.98
Unreimbursed draws on Class A's Surety Bond
     for Class I Interest                                                                               0.00
Unreimbursed draws on Class A's Surety Bond
     for Class A Principal or  Interest                                                                 0.00
Deposit to Payahead                                                                                33,923.92
Certificate Account Interest to Servicer                                                           25,661.19
Payahead Account Interest to Servicer                                                                  32.69
Excess                                                                                            935,753.87
                                                                                              --------------
Net Cash                                                                                                0.00
                                                                                              ==============

Servicing Fee Retained from Interest Collections                                                  166,588.35



SPREAD ACCOUNT  RECONCILIATION


Original Balance                                                                                2,041,471.66
Beginning Balance                                                                               1,998,283.22
Trustee Distribution of Excess                                                                    935,753.87
Interest Earned                                                                                     9,131.41
Spread Account Draws                                                                                    0.00
Reimbursement for Prior Spread
     Account Draws                                                                                      0.00
Distribution of Funds to Servicer                                                                (391,328.94)
                                                                                              --------------
Ending Balance                                                                                  2,551,839.56
                                                                                              ==============

Required Balance                                                                                2,551,839.56



FIRST LOSS PROTECTION AMOUNT RECONCILIATION


Original Balance                                                                               14,290,301.53
                                                                                              --------------
Beginning Balance                                                                              11,995,138.38
Reduction Due to Spread Account                                                                  (553,556.34)
Reduction Due to Principal Reduction                                                             (480,266.52)
                                                                                              ==============
Ending Balance                                                                                 10,961,315.52
                                                                                              ==============

First Loss Protection Required Amount                                                          10,961,315.51
First Loss Protection Fee %                                                                             2.00%
First Loss Protection Fee                                                                          18,877.82



SURETY BOND  RECONCILIATION


Original Balance                                                                              204,147,164.67
                                                                                              --------------
Beginning Balance                                                                             198,197,358.46
Draws                                                                                                   0.00
Reimbursement of Prior Draws                                                                            0.00
                                                                                              --------------
Ending Balance                                                                                198,197,358.46
                                                                                              ==============

Adjusted Ending Balance Based
     Upon Required Balance                                                                    191,914,361.02
                                                                                              ==============
Required Balance                                                                              191,914,361.02


PAYAHEAD RECONCILIATION


Beginning Balance                                                                                  10,104.35
Deposit                                                                                            33,923.92
Payahead Interest                                                                                      32.69
Withdrawal                                                                                          3,322.09
                                                                                              --------------
Ending Balance                                                                                     40,738.87
                                                                                              ==============

CURRENT DELINQUENCY
                                          GROSS
# PAYMENTS DELINQUENT    NUMBER          BALANCE         PRINCIPAL     INTEREST
---------------------    ------          -------         ---------     --------
1 Payment                  118        1,313,690.55       16,712.77    17,903.69
2 Payments                  23          250,972.65        6,188.36     6,557.46
3 Payments                   0                0.00            0.00         0.00
                           ---        ------------       ---------    ---------
Total                      141        1,564,663.20       22,901.13    24,461.15
                           ===        ============       =========    =========

Percent Delinquent       0.854%              0.811%




DELINQUENCY RATE (60+)
                                                       RECEIVABLE
                                      END OF PERIOD   DELINQUENCY
PERIOD                BALANCE         POOL BALANCE       RATE
------                -------         ------------       ----
Current              250,972.65      193,045,072.44      0.13%
1st Previous          19,357.68      199,906,022.74      0.01%
2nd Previous               0.00                0.00      0.00%


NET LOSS RATE

                                                                                                     DEFAULTED
                                                      LIQUIDATION      AVERAGE                       NET LOSS
PERIOD                                  BALANCE        PROCEEDS      POOL BALANCE                   (ANNUALIZED)
------                                  -------        --------      ------------                   ------------
Current                                1,749.80       (15.00)        196,475,547.59                     0.01%
1st Previous                               0.00         0.00         202,026,593.71                     0.00%
2nd Previous                               0.00         0.00                   0.00                     0.00%

Gross Cumulative Charge Offs           1,749.80                                Net Cumulative Loss Percentage
Gross Liquidation Proceeds               (15.00)                                           0.09%
Number of Repossessions                    0
Number of Inventoried Autos EOM            0

EXCESS YIELD TRIGGER                                                                   EXCESS YIELD
                                             EXCESS                END OF PERIOD       PERCENTAGE
                                              YIELD                 POOL BALANCE       (ANNUALIZED)
                                              -----                 ------------       ------------
      PERIOD                               976,474.46              193,045,072.44          6.07%
      ------
Current                                    (34,871.76)             199,906,022.74         -0.21%
1st Previous                                     0.00                        0.00          0.00%
2nd Previous
3rd Previous
4th Previous
5th Previous
                                              CURRENT
                                               LEVEL                       TRIGGER          STATUS
                                               -----                       -------          ------
                                                N/A                          1.50%            N/A
Six Month Average Excess Yield

Trigger Hit in Current or any Previous Month                                                   NO




DATE: 1/5/98                                            /s/ Nancy Meltabarger
                                                        ------------------------
                                                           NANCY MELTABARGER
                                                        ASSISTANT VICE PRESIDENT